FOR IMMEDIATE RELEASE

NORWOOD FINANCIAL CORP ANNOUNCES EARNINGS FOR THE FOURTH QUARTER AND YEAR

January 22, 2014- Honesdale, PA

Lewis J. Critelli, President and Chief Executive Officer of Norwood Financial Corp (Nasdaq Global Market – NWFL) and its subsidiary Wayne Bank announced earnings today for the three months ended December 31, 2013 of $2,181,000.  This represents an increase of $422,000, or 24%, from the $1,759,000 earned in the comparable period of 2012 due primarily to lower loan loss provisions and increased gains on sales of securities.  Earnings per share (fully diluted) were $.60 and $.48 for the three-month periods ended December 31, 2013 and 2012, respectively, after giving retroactive effect to the 10% stock dividend declared during the first quarter of 2013.  Net interest income before the provision for loan losses improved $66,000 over the same period of last year, while other income increased $194,000 primarily due to increased gains on sales of securities.  The provision for loan losses was $400,000 in the current three-month period compared to $800,000 in the same period of last year, while operating expenses increased $45,000.  Annualized return on average assets for the current quarter was 1.23% with an annualized return on equity of 9.33%.  For the year ended December 31, 2013, net income totaled a record level of $8,465,000, an increase of $62,000 over the $8,403,000 earned in the prior year as an increase in other income and a reduction in income tax expense offset increased operating expenses.  Earnings per share on a fully diluted basis were $2.33 for 2013, compared to $2.33 in 2012 after adjusting for the stock dividend.  The return on average assets for the year was 1.23% with a return on average equity of 9.13% compared to 1.23% and 9.22%, respectively, in 2012.

Total assets were $711.2 million as of December 31, 2013.  Loans receivable totaled $503.1 million as of December 31, 2013, with total deposits of $541.2 million and stockholders’ equity of $91.9 million.  The Company’s capital position remains “well capitalized” in accordance with risk-based capital guidelines established by federal bank regulators.

Loans receivable grew $26.4 million from the prior year-end due primarily to growth in commercial loans and residential mortgage loans, notwithstanding the sale of $4.0 million of fixed rate residential mortgages for purposes of interest rate risk management.  Residential mortgage loans increased $8.8 million, which is net of loans sold as mentioned above.  Total commercial loans grew $9.3 million in 2013, while other retail and construction loans increased $8.3 million.  As of December 31, 2013, total non-performing loans were $9.5 million and represented 1.90% of total loans compared to $13.2 million, or 2.77% as of December 31, 2012.  For the three months and year ended December 31, 2013, net charge-offs totaled $251,000 and $2,194,000, respectively, compared to $639,000 and $2,406,000, respectively, for the corresponding periods in 2012.  Based on the level of charge-offs and non-performing loans, the Company determined that it would be appropriate to provide $400,000 and $2,400,000 for potential future losses for the three and twelve month periods, respectively, compared to $800,000 in the similar quarter of last year and $2,450,000 for the year of 2012.  As of December 31, 2013, the allowance for loan losses totaled $5,708,000 and 1.13% of total loans compared to $5,502,000 and 1.15% of total loans at December 31, 2012.

Net interest income (fully taxable equivalent) totaled $6,461,000 for the three months ended December 31, 2013, an increase of $84,000 compared to the same period in 2012.  Net interest margin (fte) for the three months ended December 31, 2013 was 3.91% decreasing from 3.98% for the similar period in 2012.  The decrease in net interest margin was principally due to growth and reinvestment at historically low interest rate levels which resulted in a 22 basis point decrease in the yield earned on assets compared to an 18 basis point reduction in the cost of interest bearing liabilities.  For the year, net interest income (fte) totaled $25,857,000, a decrease of $149,000 compared to 2012.  The net interest margin (fte) declined 10 basis points to 4.00% in 2013.

Other income for the three months ended December 31, 2013 totaled $1,310,000 compared to $1,116,000 for the similar period in 2012.  The increase was due primarily to a $191,000 increase in gains on sales of securities.  Other income for the year ended December 31, 2013 totaled $5,615,000 compared to $5,206,000 in 2012, an increase of $409,000.  Gains on the sale of loans and investment securities decreased $637,000 in the aggregate while earnings and proceeds received on bank owned life insurance policies increased $847,000 in 2013.  All other service charges and fees improved $199,000, or 6.6% over the 2012 total.  The 2013 period includes $112,000 in gains on sales of loans and servicing rights on the sale of $4.0 million of residential mortgage loans compared to $211,000 in similar gains on sales of $7.0 million of mortgage loans and servicing rights in the 2012 period.

Other expenses totaled $4,098,000 for the three months ended December 31, 2013, compared to $4,053,000 in the similar period of 2012.  Salaries and benefit costs decreased $94,000 and professional fees declined $81,000 compared to the same period of last year while all other operating expenses increased $220,000, net.  For the year ended December 31, 2013, other expenses totaled $16,705,000 compared to $16,081,000 for the similar period in 2012, an increase of $624,000.  Employment and occupancy costs rose a combined $185,000 over the 2012 period, while professional fees declined $185,000.  All other expenses increased $624,000, net compared to 2012 due primarily to a $350,000 increase in foreclosed real estate expenses.

 Mr. Critelli commented, “We are pleased with the results we achieved in 2013, which represents a record level of earnings in a very challenging economic environment.  We increased our cash dividend for the twenty-second consecutive year to $1.16 per share, which results in a dividend yield in excess of 4.00% annually based on our recent closing stock price, and rewarded our shareholders with a 10% stock dividend in the first quarter of 2013.  We recorded a Return on Assets of 1.23% and maintained a net interest margin of 4.00% for the year.  We also managed to reduce our level of non-performing loans from 2.77% of total loans to 1.90% and maintain our capital levels in excess of the “Well Capitalized” levels established by our regulators.  As we continue to work our way through the credit quality issues brought on by the prolonged economic downturn, we will remain diligent in controlling and minimizing credit related costs brought on us by our ailing economy.    We believe that we are well positioned to take advantage of the opportunities available to us, and we look forward to serving our growing customer base as the economy rebounds from the extended economic downturn.”

Norwood Financial Corp., through its subsidiary Wayne Bank, operates sixteen offices in Wayne, Pike, Monroe and Lackawanna Counties, Pennsylvania.  The Company’s stock is traded on the Nasdaq Global Market, under the symbol, “NWFL”.

 Forward-Looking Statements.

           The Private Securities Litigation Reform Act of 1995 contains safe harbor provisions regarding forward-looking statements.  When used in this discussion, the words believes, anticipates, contemplates, expects, and similar expressions are intended to identify forward-looking statements.  Such statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected.  Those risks and uncertainties include changes in federal and state laws, changes in interest rates, risks associated with the acquisition of North Penn Bancorp, the ability to control costs and expenses, demand for real estate and general economic conditions.  The Company undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures

This release references tax-equivalent net interest income, which is a non-GAAP (Generally Accepted Accounting Principles) financial measure.  Tax-equivalent net interest income is derived from GAAP interest income and net interest income using an assumed tax rate of 34%.  We believe the presentation of net interest income on a tax–equivalent basis ensures comparability of net interest income arising from both taxable and tax-

exempt sources and is consistent with industry practice.  The following reconciles net interest income to net interest income on a fully taxable equivalent basis:

(dollars in thousands)	Three months ended December 31		Year ended December 31
	2013	2012	2013	2012
Net interest income	$6,145	$6,079	$24,661	$24,764
Tax equivalent basis adjustment using 34% marginal tax rate	316	298	1,196	1,242
Net interest income on a fully taxable equivalent basis	$6,461	$6,377	$25,857	$26,006

Contact:	William S. Lance
Executive Vice President &
Chief Financial Officer
NORWOOD FINANCIAL CORP.
570-253-8505
www.waynebank.com

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets
(dollars in thousands, except share data)
(unaudited)
	December 31
	2013	2012
ASSETS
Cash and due from banks	$7,528	$10,867
Interest-bearing deposits with banks	335	1,428
Cash and cash equivalents	7,863	12,295

Securities available for sale	158,132	145,390
Securities held to maturity, fair value 2013: $177 and 2012: $177	174	173
Loans receivable (net of unearned Income)	503,097	476,710
Less: Allowance for loan losses	5,708	5,502
Net loans receivable	497,389	471,208
Regulatory stock, at cost	2,877	2,630
Bank premises and equipment, net	7,125	7,326
Bank owned life insurance	17,790	15,357
Foreclosed real estate owned	1,009	852
Accrued interest receivable	2,422	2,393
Goodwill	9,715	9,715
Other intangible assets	510	647
Deferred tax asset	5,152	2,371
Other assets	1,076	1,942
TOTAL ASSETS	$711,234	$672,299

LIABILITIES
Deposits:
Non-interest bearing demand	$92,684	$82,075
Interest-bearing	448,498	442,350
Total deposits	541,182	524,425
Short-term borrowings	49,914	28,697
Other borrowings	23,761	22,487
Accrued interest payable	1,022	1,242
Other liabilities	3,491	3,027
TOTAL LIABILITIES	619,370	579,878

STOCKHOLDERS' EQUITY
Common Stock, $.10 par value, authorized 10,000,000 shares
issued: 2013: 3,708,718 shares, 2012: 3,371,849 shares	371	337
Surplus	35,010	24,737
Retained earnings	60,798	66,742
Treasury stock, at cost: 2013: 64,628 shares, 2012: 75,426 shares	(1,713)	(2,192)
Accumulated other comprehensive income (loss)	(2,602)	2,797
TOTAL STOCKHOLDERS' EQUITY	91,864	92,421

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$711,234	$672,299

NORWOOD FINANCIAL CORP.
Consolidated Statements of Income
(dollars in thousands, except per share data)
(unaudited)
	Three Months Ended December 31		Twelve Months Ended December 31
	2013	2012	2013	2012
INTEREST INCOME
Loans receivable, including fees	$6,019	$6,261	$24,576	$25,494
Securities	972	884	3,657	3,888
Other	9	12	26	32
Total Interest income	7,000	7,157	28,259	29,414

INTEREST EXPENSE
Deposits	674	860	2,848	3,660
Short-term borrowings	22	15	66	53
Other borrowings	159	203	684	937
Total Interest expense	855	1,078	3,598	4,650
NET INTEREST INCOME	6,145	6,079	24,661	24,764
PROVISION FOR LOAN LOSSES	400	800	2,400	2,450
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	5,745	5,279	22,261	22,314

OTHER INCOME
Service charges and fees	578	563	2,412	2,237
Income from fiduciary activities	94	81	379	355
Net realized gains on sales of securities	291	100	881	1,419
Gains on sale of loans	121	67	112	211
Earnings and proceeds on life insurance policies	162	144	1,386	539
Other	64	161	445	445
Total other income	1,310	1,116	5,615	5,206

OTHER EXPENSES
Salaries and employee benefits	2,009	2,103	8,447	8,403
Occupancy, furniture and equipment	550	506	2,136	1,995
Data processing related	218	227	891	897
Taxes, other than income	179	148	710	599
Professional Fees	128	209	626	811
FDIC Insurance assessment	109	108	444	398
Foreclosed real estate owned	73	33	567	217
Other	832	719	2,884	2,761
Total other expenses	4,098	4,053	16,705	16,081

INCOME BEFORE TAX	2,957	2,342	11,171	11,439
INCOME TAX EXPENSE	776	583	2,706	3,036
NET INCOME	$2,181	$1,759	$8,465	$8,403

Basic earnings per share	$0.60	$0.48	$2.33	$2.33

Diluted earnings per share	$0.60	$0.48	$2.33	$2.33

NORWOOD FINANCIAL CORP.
Financial Highlights (Unaudited)
(dollars in thousands, except per share data)

For the Three Months Ended December 31	2013	2012

Net interest income	$6,145	$6,079
Net income	2,181	1,759

Net interest spread (fully taxable equivalent)	3.76%	3.80%
Net interest margin (fully taxable equivalent)	3.91%	3.98%
Return on average assets	1.23%	1.02%
Return on average equity	9.33%	7.54%
Basic earnings per share (*)	$0.60	$0.48
Diluted earnings per share (*)	$0.60	$0.48

For the Year Ended December 31

Net interest income	$24,661	$24,764
Net income	8,465	8,403

Net interest spread (fully taxable equivalent)	3.85%	3.91%
Net interest margin (fully taxable equivalent)	4.00%	4.10%
Return on average assets	1.23%	1.23%
Return on average equity	9.13%	9.22%
Basic earnings per share (*)	$2.33	$2.33
Diluted earnings per share (*)	$2.33	$2.33

As of December 31

Total assets	$711,234	$672,299
Total loans receivable	503,097	476,710
Allowance for loan losses	5,708	5,502
Total deposits	541,182	524,425
Stockholders' equity	91,864	92,421
Trust assets under management	126,673	112,081

Book value per share (*)	$25.43	$25.49
Equity to total assets	12.92%	13.75%
Allowance to total loans receivable	1.13%	1.15%
Nonperforming loans to total loans	1.90%	2.77%
Nonperforming assets to total assets	1.48%	2.09%

(*) Per share information has been restated to reflect the 10% stock dividend declared during the period ended March 31, 2013.

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets (unaudited)
(dollars in thousands)
	December 31	Sept 30	June 30	March 31	December 31
	2013	2013	2013	2013	2012
ASSETS
Cash and due from banks	$7,528	$15,193	$9,872	$6,763	$10,867
Interest-bearing deposits with banks	335	12,221	17,425	9,182	1,428
Cash and cash equivalents	7,863	27,414	27,297	15,945	12,295

Securities available for sale	158,132	150,904	150,750	148,598	145,390
Securities held to maturity	174	174	173	173	173
Loans receivable (net of unearned income)	503,097	486,968	480,715	478,663	476,710
Less: Allowance for loan losses	5,708	5,558	5,749	5,726	5,502
Net loans receivable	497,389	481,410	474,966	472,937	471,208
Regulatory stock, at cost	2,877	2,141	2,527	2,533	2,630
Bank premises and equipment, net	7,125	7,250	7,206	7,191	7,326
Foreclosed real estate owned	1,009	993	1,297	1,099	852
Goodwill and other intangibles	10,225	10,258	10,290	10,325	10,362
Other assets	26,440	23,227	23,100	21,952	22,063
TOTAL ASSETS	$711,234	$703,771	$697,606	$680,753	$672,299

LIABILITIES
Deposits:
Non-interest bearing demand	$92,684	$101,632	$93,881	$84,357	$82,075
Interest-bearing deposits	448,498	447,066	456,269	451,275	442,350
Total deposits	541,182	548,698	550,150	535,632	524,425
Other borrowings	73,675	58,422	52,225	47,202	51,184
Other liabilities	4,513	5,305	4,771	4,999	4,269
TOTAL LIABILITIES	619,370	612,425	607,146	587,833	579,878

STOCKHOLDERS' EQUITY	91,864	91,346	90,460	92,920	92,421

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$711,234	$703,771	$697,606	$680,753	$672,299

NORWOOD FINANCIAL CORP.
Consolidated Statements of Income (unaudited)
(dollars in thousands, except per share data)
	December 31	Sept 30	June 30	March 31	December 31
Three months ended	2013	2013	2013	2013	2012
INTEREST INCOME
Loans receivable, including fees	$6,019	$6,202	$6,169	$6,186	$6,261
Securities	972	939	877	868	884
Other	9	5	10	3	12
Total interest income	7,000	7,146	7,056	7,057	7,157

INTEREST EXPENSE
Deposits	674	701	719	754	860
Borrowings	181	175	193	202	218
Total interest expense	855	876	912	956	1,078
NET INTEREST INCOME	6,145	6,270	6,144	6,101	6,079
PROVISION FOR LOAN LOSSES	400	400	800	800	800
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	5,745	5,870	5,344	5,301	5,279

OTHER INCOME
Service charges and fees	578	614	620	600	563
Income from fiduciary activities	94	111	89	85	81
Net realized gains on sales of securities	291	198	254	138	100
Gains (losses) on sale of loans and servicing rights	121	(12)	1	3	67
Earnings and proceeds on life insurance	162	150	148	925	144
Other	64	155	100	126	161
Total other income	1,310	1,216	1,212	1,877	1,116

OTHER EXPENSES
Salaries and employee benefits	2,009	2,103	2,124	2,211	2,103
Occupancy, furniture and equipment, net	550	507	550	529	506
Foreclosed real estate owned	73	217	86	191	33
FDIC insurance assessment	109	114	110	111	108
Other	1,357	1,232	1,263	1,259	1,303
Total other expenses	4,098	4,173	4,133	4,301	4,053

INCOME BEFORE TAX	2,957	2,913	2,423	2,877	2,342
INCOME TAX EXPENSE	776	777	584	569	583
NET INCOME	$2,181	$2,136	$1,839	$2,308	$1,759

Basic earnings per share (*)	$0.60	$0.59	$0.51	$0.64	$0.48

Diluted earnings per share (*)	$0.60	$0.59	$0.51	$0.63	$0.48

Book Value per share (*)	$25.43	$25.54	$24.98	$25.66	$25.49

Return on average equity (annualized)	9.33%	9.33%	7.87%	10.02%	7.54%
Return on average assets (annualized)	1.23%	1.22%	1.07%	1.39%	1.02%

Net interest spread (fte)	3.76%	3.89%	3.83%	3.91%	3.80%
Net interest margin (fte)	3.91%	4.05%	3.99%	4.07%	3.98%

Allowance for loan losses to total loans	1.13%	1.14%	1.20%	1.20%	1.15%
Net charge-offs to average loans (annualized)	0.21%	0.49%	0.65%	0.48%	0.53%
Nonperforming loans to total loans	1.90%	2.11%	2.41%	2.63%	2.77%
Nonperforming assets to total assets	1.48%	1.60%	1.85%	2.01%	2.09%

(*) Per share information has been restated to reflect the 10% stock dividend declared during the period ended March 31, 2013.